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                                                                    Exhibit 99.6

                                GEKKO BRANDS, LLC

                         EXECUTIVE EMPLOYMENT AGREEMENT

      THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into this 6th day of July, 2004 (the "Effective Date"), by and between GEKKO BRANDS, LLC, an Alabama limited liability company ("Employer"), and _____________, an individual resident of Phenix City, Alabama ("Employee"). Employer and Employee are sometimes referred to hereinafter as a "Party" or, collectively, the "Parties."

                                 WITNESSETH THAT

      WHEREAS, pursuant to that certain Membership Interests Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), by and among Ashworth Inc., a Delaware corporation ("Ashworth"), and the selling members as set forth therein (the "Selling Members"), Ashworth acquired all of the membership interests of Employer (the "Acquisition");

      WHEREAS, Employee is one of the Selling Members, and, prior to the Acquisition, Employee participated in the management of Employer;

      WHEREAS, based on the terms and conditions of this Agreement, Employer desires to continue to employ Employee, and Employee desires to continue his employment with Employer;

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual and reciprocal covenants and agreements set forth herein, and for other good and valuable consideration, Employer and Employee agree as follows:

                                       I.

                                   EMPLOYMENT

      1.1 Acceptance of Employment. Subject to the terms and conditions of this Agreement, Employer hereby agrees to employ Employee, and Employee hereby agrees to employment by Employer.

      1.2 Duties and Responsibilities. Employee shall serve initially as a Vice President of Employer and shall be responsible for such duties and responsibilities as may be assigned to him from time to time by Ashworth's Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") or the duly elected managers of Employer (the "Managers"). Employee shall devote his full business time, attention, skill and energies to the business and affairs of Employer throughout the Term (as defined below).

      1.3 Location. Employee will be based in Phenix City, Alabama and may not be required to relocate during the Term.

      1.4 Chain of Authority. At all times during the Term, Employee will report directly to either the CEO or CFO.

                                      II.

                              EFFECTIVE DATE; TERM

      2.1 Term. The term of this Agreement begins as of the Effective Date and runs through January 29, 2009, unless otherwise terminated earlier in accordance with this Agreement (the "Term").

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                                      III.

                                  COMPENSATION

      3.1 Base Salary. For all services rendered by Employee pursuant to this Agreement and in accordance with the terms and conditions of this Agreement, Employee shall receive $_____________ per annum ("Base Salary"), payable in accordance with Employer's standard payroll practices. Base Salary shall be subject to adjustment upwards based upon a review of such salary by the CEO and/or CFO, with such review to occur no less frequently than annually, but in no event shall Base Salary be reduced below $_____________ per annum during the Term.

      3.2 Incentive Compensation.

            (a) Basic Incentive Compensation. During the Term, Employee shall be eligible to receive an annual bonus payment of up to 25% of his Base Salary ("Basic Incentive Compensation") for each fiscal year of Ashworth or portion thereof during which Employee is employed by Employer during the Term based upon Employer's performance as measured by Employer's achievement of the Operating Targets (as defined below) for the respective periods indicated below for each of the following four categories (each a "Category"):

                  (i) adjusted gross margin in dollars ("Margin"); (B) adjusted inventory turnover ("Turnover"); (C) adjusted earnings before interest and taxes ("EBIT"); and (D) net sales by Employer of "Ashworth" and "Callaway" branded merchandise with the exception of headwear (the "Sales"). For the purposes of determining Margin, Turnover and EBIT under this Agreement, calculations of each such Category shall be exclusive of Ashworth and Callaway

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branded merchandise, with the exception of headwear, and thus each such Category requires measures that are "adjusted" accordingly.

                  (ii) The operating targets for each of Margin, Turnover, EBIT and Sales (the "Operating Targets") are as follows:

(A)               Bonus Period                        Sales Target
                  ------------                        ------------
                  Effective Date - Fiscal Year 2005   __________
                  Fiscal Year 2006                    __________
                  Fiscal Year 2007                    __________
                  Fiscal Year 2008                    __________

(B)               Bonus Period                        Margin Target
                  ------------                        ------------
                  Fiscal Year 2005                    __________
                  Fiscal Year 2006                    __________
                  Fiscal Year 2007                    __________
                  Fiscal Year 2008                    __________

(C)               Bonus Period                        EBIT Target
                  ------------                        -----------
                  Fiscal Year 2005                    __________
                  Fiscal Year 2006                    __________
                  Fiscal Year 2007                    __________
                  Fiscal Year 2008                    __________

(D)               Bonus Period                        Turnover Target
                  ------------                        ---------------
                  Fiscal Year 2005                    __________
                  Fiscal Year 2006                    __________
                  Fiscal Year 2007                    __________
                  Fiscal Year 2008                    __________

As applicable, the Targets shall be calculated consistent with Employer's past practices as in effect on the Effective Date. For the sake of clarity, the Operating Targets for Margin, Turnover and EBIT are exclusive of Ashworth and Callaway branded merchandise with the exception of headwear, and, conversely, the Operating Target for Sales refers to net sales by Employer of

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Ashworth and Callaway branded merchandise with the exception of headwear.
"Fiscal Year" as used in this Agreement refers to the fiscal year of Ashworth.

                  (iii) Basic Incentive Compensation shall be determined based upon an incentive score ("Incentive Score") for each of the Operating Targets calculated independently in accordance with the following formulas:

                        Margin Incentive Score = Margin / Margin Target Turnover Incentive Score = Turnover / Turnover Target EBIT Incentive Score = EBIT / EBIT Target
                        Sales Incentive Score = Sales / Sales Target

                  (iv) A minimum Incentive Score of 0.8 for a Category is necessary for Employee to qualify for Basic Incentive Compensation with respect to that Category. Employee shall be entitled to receive Basic Incentive Compensation of 3.125% of Base Salary in each Category for which an Incentive Score of 0.8 is achieved. In any Category with an Incentive Score in excess of 0.8, Basic Incentive Compensation with respect to such Category shall increase ratably from 3.125% up to a maximum of 6.25% of Base Salary (i.e., the percentage of Base Salary represented by such Basic Incentive Compensation for a Category shall increase .15625 percentage points with each increase in Incentive Score of 0.01 over 0.8). For example, an Incentive Score of 0.90 in a Category will result in Basic Incentive Compensation of 4.6875% of Base Salary for such Category and an Incentive Score of 0.95 will result in a Basic Incentive Compensation of 5.46875% of Base Salary for such Category. An Incentive Score shall be calculated for each Category and Basic Incentive Compensation shall be paid for each Category in which an Incentive Score of 0.80 or greater is achieved. In no event shall Basic Incentive

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Compensation be greater than 6.25% of Base Salary for a single Category or 25%
of Base Salary for all Categories in the aggregate.

            (b) Ashworth Incentive Compensation. In addition to Basic Incentive Compensation, during the Term, Employee shall receive additional incentive compensation ("Ashworth Incentive Compensation") (Basic Incentive Compensation and Ashworth Incentive Compensation being collectively referred to herein as "Incentive Compensation") in an amount equal to ___% of the amount by which Employer's net sales of Ashworth and Callaway branded merchandise (with the exception of headwear) exceeds the net sales threshold established for such Ashworth and Callaway branded merchandise ("Ashworth/Callaway Sales Threshold") for each of the respective periods as set forth below:

Period                             Ashworth/Callaway Sales Threshold
------                             ---------------------------------
Effective Date - Fiscal Year 2005  __________
Fiscal Year 2006                   __________
Fiscal Year 2007                   __________
Fiscal Year 2008                   __________

      Solely for purposes of calculating Employer's net sales of Ashworth and Callaway branded merchandise under this Section 3.2, Ashworth shall reimburse Employer for commission payments made by Employer to sales representatives that are directly related to the sale of Ashworth and Callaway branded merchandise, excluding any such commission payments related to headwear sales; provided, however, that such reimbursement by Ashworth as provided herein shall in no event exceed ___%of such sales of Ashworth and Callaway branded merchandise.

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            (c) Computation of Incentive Compensation.

                  (i) Incentive Compensation shall be calculated based upon Ashworth's Fiscal Year, and any Incentive Compensation that may be payable at the end of such Fiscal Year shall be paid by the later of (x) ninety (90) days after then end of such Fiscal Year in which the Incentive Compensation becomes payable and (y) the resolution of any dispute concerning such Incentive Compensation. For purposes of the computation of Incentive Compensation over any period which is less than a Fiscal Year, Base Salary and Incentive Compensation shall be pro-rated based on the actual number of days of employment during such Fiscal Year.

                  (ii) All calculations involved in establishing Incentive Compensation shall be made without regard to either inter-company allocations and management fees charged to Employer by Ashworth or any of its affiliates, or increases in audit, legal or other professional fees from their pre-Acquisition levels which directly and solely result from the Acquisition or from being an affiliate of Ashworth.

                  (iii) The right to receive Incentive Compensation under this
Section 3.2, as applicable, shall vest when such Incentive Compensation becomes payable in accordance with the terms and conditions of this Agreement ("Vested Incentive Compensation").

      3.3 Benefit Plans. Employer will continue to maintain all the Employer sponsored benefit plans set forth on Schedule 3.3 hereto, which were provided by Employer for at least two-years prior to the Acquisition, and, as applicable, Employee shall continue to be eligible for and participate in such plans, in accordance with the terms and conditions of this Agreement at levels which are at least equal to those currently provided by the premium amounts set forth on

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Schedule 3.3. In addition, Employee will be entitled to any additional benefits substantially comparable to those benefits made available to comparable officers of Ashworth as may be in effect from time to time. Notwithstanding anything to the contrary herein, Employee's eligibility and participation in the benefits provided by Employer's benefit plans will be subject to, and in accord with, the terms and conditions of such plans.

      3.4 Ashworth Stock Incentive Plan. Ashworth shall include Employee as a participant in Ashworth's Stock Incentive Plan, a copy which has been provided to Employee, or if Employee is prohibited by law from participation in such plan, Ashworth shall compensate Employee in the same manner as Employee would be treated if he were a participant in such plan.

      3.5 Expenses. Employee shall be reimbursed in accordance with Employer's reimbursement policy for all reasonable Employer approved business-related expenses incurred by Employee in accordance with the policies and procedures of Employer.

      3.6 Automobile Allowance. Employer shall pay Employee an automobile allowance during the Term equal to$________ per month payable in accordance with Employer's standard practices in effect from time to time during the Term.

      3.7 Vacation. Employee shall receive vacation time each calendar year during the Term in accordance with Employer's vacation policies in effect from time to time, but in no event less than four (4) weeks per year.

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      3.8 Net Compensation. The amount of any gross payments provided for in this Agreement shall be paid net of any applicable withholding required under federal, state or local law.

                                       IV.

                            TERMINATION OF EMPLOYMENT

      4.1 Voluntary Termination By Employee. Employee may terminate his employment hereunder at any time by giving at least ninety (90) days prior written notice to Employer of his intention to do so. In the event such notice of termination is given, said ninety (90) day period shall be counted as a period of regular employment for all purposes under this Agreement, unless expressly provided otherwise herein, including the payment of Base Salary and the vesting of Incentive Compensation, provided that Employee continues to carry out in good faith, as determined in Employer's reasonable judgment, his duties and responsibilities during such ninety (90) period. Notwithstanding the foregoing, Employer reserves the right to terminate Employee's employment at any time after Employee's notice of voluntary termination upon payment in full of all amounts which would have been due if Employee had remained employed through the entire ninety (90) day notice period.

      4.2 Termination for "Cause". Employer may immediately terminate Employee's employment hereunder for "Cause" as defined below effective thirty (30) days after giving written notice to Employee, unless the misconduct, breach or failure identified in such notice is corrected within the thirty (30) days after receipt of such notice, provided, however, that if such misconduct, breach or failure is not capable of being corrected, as determined in good faith by

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the CEO and the managers of Employer, then such thirty (30) day correction period shall not apply and Employee's employment shall terminate immediately upon the giving of such notice. In addition, if Employer shall have given notice to Employee under this Section 4.2 for substantially the same misconduct, breach or failure more than once within any twelve (12) month period, Employer shall be entitled to immediately terminate Employee's employment for such misconduct, breach or failure. Either Party may refer the issue of whether or not any alleged misconduct, breach or failure is capable of being corrected for resolution by arbitration as provided under Article VIII hereof.

      For purposes of this Agreement, the term "Cause" includes any one or more of the following:

            (i) any material breach by Employee of this Agreement or the failure by Employee to substantially or satisfactorily perform his duties or responsibilities as properly assigned to Employee from time to time under this Agreement (other than failure resulting from "Disability" as defined herein);

            (ii) Employee's willful misconduct and gross negligence;

            (iii) Employee's material misappropriation of any of Employer's funds or property;

            (iv) Employee's material violation of Employer's policies;

            (v) Employee's breach of his non-compete covenants pursuant to the Purchase Agreement;

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            (vi) Employee engaging in fraudulent or illegal conduct which materially damages Employer or any of its affiliates or subsidiaries as determined by the CEO in good faith; or

            (vii) the conviction of, or the entering of a guilty plea or plea of no contest by Employee with respect to a felony.

      4.3 Termination by Employer Other Than for Cause. Employer may terminate Employee's employment hereunder at any time by giving at least ninety (90) days prior written notice to Employee of its intention to do so. In the event such notice of termination is given, said ninety (90) day period shall be counted as a period of regular employment for all purposes under this Agreement, unless expressly provided otherwise, including the payment of Base Salary and the vesting of Incentive Compensation.

      4.4 Termination Upon Death or Total Disability of Employee. Upon the death or Total Disability (hereinafter defined) of Employee during the Term, Employee's employment under this Agreement shall terminate. For purposes of this Agreement, the term "Total Disability" shall be defined as the failure of Employee to perform his normal duties hereunder for a period of three (3) consecutive months, or for a total of six (6) months within any twelve (12) month period, during the Term by reason of Employee's mental or physical Disability. The term "Disability" shall mean an infirmity preventing Employee from performing the essential functions of his job where no reasonable accommodation is possible, or where such reasonable accommodation would be an undue burden on the Employer. Any question as to the existence of a Disability which cannot be resolved by the Parties shall be determined by a mutually agreeable

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qualified independent physician. The cost of any such medical examination shall be paid by Employer.

                                       V.

                              EFFECT OF TERMINATION

      5.1 Voluntary Termination; Termination For Cause. If Employee voluntarily terminates his employment (except under circumstances constituting a "Constructive Discharge" as defined in Section 5.4), or if Employee's employment is terminated by Employer for Cause, then in such event Employee shall be paid the accrued value of Base Salary through the date of such termination only, together with any unpaid Vested Incentive Compensation and any accrued and unused vacation time.

      5.2 Termination Upon Total Disability. In the event Employee's employment is terminated by reason of his Total Disability, then in such event, Employee, or his representative, shall be entitled to receive all unpaid Vested Incentive Compensation, any accrued and unused vacation time, and accrued automobile allowance and all other benefits provided Employee through the date of such termination by reason of Total Disability.

      5.3 Termination Upon Death. In the event Employee's employment is terminated by reason of his death, then subject to applicable law, Employer shall pay Employee's spouse, legal representative or his estate a lump sum payment in an amount equal to his current Base Salary for the remaining Term or ____ months, whichever period is less. In addition, such spouse, legal representative or estate shall be entitled to receive all unpaid Vested Incentive Compensation,

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any accrued and unused vacation time, and accrued automobile allowance and all other benefits provided Employee through the date of Employee's termination by reason of his death.

      5.4 Termination Other Than For Cause. In the event that (i) Employer terminates Employee's employment other than for Cause, or (ii) Employee voluntarily terminates under circumstances constituting a "Constructive Discharge", as defined below (both events in this Section 5.4(i) and (ii) constituting termination without Cause for purposes of this Agreement and the Purchase Agreement), Employee shall receive a lump sum severance payment in an amount equal to his Base Salary for a period of____ months, plus all unpaid Vested Incentive Compensation and any accrued and unused vacation time, automobile allowance and all other benefits provided Employee as of the date of such termination, provided, however, that Employee delivers a fully executed release and waiver of all claims against Employer and its affiliates and subsidiaries substantially in the form attached as Exhibit A hereto (the "Release Agreement"). Employee shall be deemed to have been "Constructively Discharged" solely for purposes of this provision in any case in which Employee terminates his employment thirty (30) days or more after having given Employer prior written notice of a material breach by Employer of this Agreement, unless Employer, within such thirty (30) day period, has taken reasonable steps to correct such material breach, and provided that either Party may refer the issue of whether or not a Constructive Discharge has taken place for resolution by arbitration, as provided under Article VIII hereof.

      5.5 Other Effects of Termination. Upon termination of employment for any reason, Employer shall have no obligation to provide Employee with any salary or other benefits not

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required by law or expressly described in Sections 5.1, 5.2, 5.3 and 5.4;
provided that the controlling provisions of any employee benefit or welfare plan shall determine the additional benefits, if any, available to Employee.

                                       VI.

                  CUSTOMERS; PROPRIETARY INFORMATION; EMPLOYEES

      In further consideration of Employer's obligations under this Agreement, Employee hereby enters into the following agreements:

      6.1 Non-Solicitation. Employee agrees that at all times during the Term neither he nor any entity for which he has a direct or indirect interest or for which he serves as an advisor, director, officer, employee, consultant, agent or lender (any such entity is hereinafter a "Related Party") will in any way, either directly or indirectly, on his behalf or on behalf of any other person, firm, corporation or other entity, solicit, divert, take away or attempt to solicit, divert or take away from Employer any account, customer or client of Employer, or limit restrict or cancel the business of any such account, customer or client. Employee further agrees that at all times during the Term neither he nor any Related Party will, directly or indirectly, attempt to seek to cause any account, customer or client of Employer, to refrain from patronizing Employer.

      6.2 Proprietary Matters. Employee acknowledges that during the Term and in light of his prior relationship with Employer, Employee has knowledge about, is acquainted with, and has and will continue to have access to, Employer's information that is of a confidential, proprietary and secret nature. Employee shall at all times during the Term keep confidential all such knowledge or information of a confidential, proprietary or secret nature, including matters,

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relating to, without limitation thereof: the business, accounts, books and records, memoranda, customer lists, purchasing sources, marketing matters, devices, secret inventions, pricing formula, software, codes and other information related to the business, products or sales of Employer and its customers and vendors. Employee also agrees to comply with Employer's policies, as established from time to time, for the protection of its confidential and proprietary information, including, for example, executing Employer's standard confidentiality and proprietary information agreements.

      6.3 Confidentiality. Employee agrees that all information that he obtains or has obtained from Employer or otherwise acquires as a result of his employment hereunder relating to Employer, its affiliates or subsidiaries, and which is not known to the public, other than through a breach of this Agreement by Employee, shall remain the confidential property of Employer and that neither he nor any Related Party will at any time during the Term directly or indirectly make such information known to third parties or use it for the benefit of himself or itself, other than as may be necessary in the continued conduct of the business of Employer. This Section 6.3 shall survive termination of this Agreement.

      6.4 Employees. Employee agrees that neither he nor any Related Party will at any time during the Term directly or indirectly on behalf of himself or on behalf of any person, firm, corporation or other entity, solicit, entice, divert, employ or attempt to take away any employee or former employee of Employer or its affiliates, or induce or attempt to induce any such employee to quit its employment with Employer; provided, however, Employee may hire any employee terminated by Employer immediately after such termination, and Employee may hire

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any employee who resigns his employment with Employer one hundred eighty (180)
days after such resignation.

      6.5 Return of Employer's Property. Upon termination of this Agreement for any reason, Employee will return to Employer all books, papers, records, disks, tapes, electronic storage media or other property of Employer of any kind or nature which is in his possession, or under his control, and that neither he nor any Related Party will at any time during the Term directly or indirectly make such information known to third parties or use it for the benefit of himself, other than as may be necessary in the continued conduct of the business of Employer.

                                      VII.

                          COVENANTS FAIR AND REASONABLE

      Employee understands and acknowledges that the covenants contained in this Agreement, including without limitation Article VI , are given in addition to similar covenants of Employee under the Purchase Agreement. Employee further represents that the said covenants are fair and reasonable as to time, area and scope of restricted activity and are required for the fair and reasonable protection of the business of Employer in light of Employee's prior and continuing relationship with Employer. Employee further acknowledges that without the restrictions imposed by his covenants provided herein including but not limited to his future activities imposed by the said covenants, the business of Employer would suffer irreparable and immeasurable harm. Each covenant of Employee set forth herein shall be construed as an agreement independent of any other provision of this Agreement, and the existence of any claim or cause of action whether predicated on this Agreement, or otherwise, shall not constitute a

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defense to the enforcement by Employer of the said covenants, and any court having jurisdiction shall have the power to reduce the duration and/or area of any such restriction, such that and in its reduced form, such covenant(s) may and shall be enforceable.

      The Parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained herein upon the courts of any state or other jurisdiction in which any alleged breach of any such covenant occurs. If the courts of any of one or more of such states or other jurisdictions shall hold such covenants not wholly enforceable by reason of the scope thereof or otherwise, it is the intent of the Parties hereto that such determination not bar or in any way affect the Employer's right to the relief provided above in the courts of any other states or jurisdictions as to breaches of such covenants in such other respective states or jurisdictions, and the above covenants as they relate to each state or jurisdiction being, for this purpose, severable into diverse and independent covenants.

                                      VIII.

                                   ARBITRATION

      Subject to the right of Employer to seek injunctive relief for violations of Article VI above and without waiving the same, the Parties agree that all disputes, controversies or claims that may arise among them (including their agents and employees), arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be submitted to, and determined by, binding arbitration. Such arbitration shall be conducted before a single arbitrator in Columbus, Georgia pursuant to the Commercial Arbitration Rules then in effect of the American Arbitration Association, except to the extent such rules are inconsistent with this

                                       17
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Article VIII. The arbitrator shall apply the laws of the State of Georgia
(without regard to conflict of law rules) in determining the substance of the dispute, controversy or claim and shall decide the same in accordance with applicable usages and terms of trade. The prevailing party in any such arbitration shall be entitled to recover its reasonable attorneys' fees, costs and expenses incurred in connection with the arbitration. Any award pursuant to such arbitration shall be final and binding upon the Parties, and judgment on the award may be entered in any federal or state court sitting in any court having jurisdiction. The obligations set forth in this Article VIII shall survive the termination of this Agreement.

                                       IX.

                                  MISCELLANEOUS

      9.1 Amendments. This Agreement and the attachments hereto may not be amended except by an agreement in writing signed by Employer and Employee.

      9.2 Parties Bound. The rights and obligations of Employee and Employer shall inure to the benefit of and shall be binding upon their respective heirs, legal or personal representatives, successors and assign.

      9.3 Entire Agreement; Assignability. This instrument contains the entire agreement of the Parties. The rights arising hereunder are personal to the Parties and may not be assigned, transferred, pledged or otherwise encumbered, except that Employer may assign its rights hereunder to (i) any affiliate of Employer and (ii) to any successor in interest or purchaser of substantially all of the assets of Employer's business.

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

      9.4 Waiver of Breach or Violation Not Deemed Continuing. The waiver by any Party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

      9.5 Notices. Any and all notices required or permitted to be given under this Agreement will be sufficient only if furnished in writing and sent by registered or certified mail to his last known residence in the case of Employee, or to the principal office of Employer in Phenix City, Alabama in the case of Employer.

      9.6 Authority. The provisions of this Agreement required to be approved by the manager of Employer have been so approved and authorized.

      9.7 Governing Law. This Agreement shall be interpreted, construed and governed according to the laws of the State of Georgia. If any disputes arise between the parties that require judicial determination, the parties expressly submit and consent to venue and jurisdiction in the federal or state courts, located in or serving the county of Muscogee, State of Georgia.

      9.8 Section Headings. The article and section headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

      9.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and together shall constitute one and the same Agreement.

      9.10 Invalidity of Provisions. Should any one or more provisions of this Agreement for any reason be deemed by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision

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of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and there shall be substituted for such invalid, illegal or unenforceable provision such other provision as will most nearly accomplish the intent of the Parties to the extent permitted by applicable law. In case this Agreement, or any one or more provisions hereof, shall be held to be invalid, illegal or unenforceable within any governmental jurisdiction or subdivision thereof, this Agreement or any such provision thereof shall not as a consequence thereof be deemed to be invalid, illegal or unenforceable in any other governmental jurisdiction or subdivision thereof.

      9.11 Construction. When used herein, the masculine gender shall be deemed to include the feminine gender, and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.

      9.12 No Set-Off. Employer may not set-off any amounts owed to Employee hereunder against any amounts Employee may owe Employer without Employee's written consent.

      9.13 Survival of Certain Obligations. The obligations of Employer under
Article V, of Employee under Article VI and VII and of both Employer and Employee under Articles VIII and IX shall survive the expiration of the term of this Agreement.

                            [Signature Page Follows]

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

      IN WITNESS WHEREOF, Employee has hereunto set his hand and Employer has hereunto caused its name to be signed by its duly authorized officers with one original being delivered to each Party hereto as of the day and year first above written.

                                          GEKKO BRANDS, LLC

                                          By:  _________________________________
                                               RANDALL L. HERREL, SR., Manager

                                          Attest:_______________________________
                                                 HALINA BALYS

                                                        "Employer"

                                          ___________________________(L.S.)

                                                  "Employee"

Sworn to and subscribed before
me on ________________________, 2004.

_____________________________________
Notary Public
State of _________________________
County of ________________________
Comm. Exp. _______________________

         (Notarial Seal)

                                    EXHIBIT A

                    RELEASE OF ALL EMPLOYMENT RELATED CLAIMS

      For and in consideration of the amount of [amount] (the "Payment") and other good and valuable consideration described herein, [employee's name], for himself and his legal representatives, successors and/or assigns ("Releasor"), makes this Release of All Employment Related Claims ("Agreement") in favor of Gekko Brands, LLC, its constituent members and each of their parents, subsidiaries and affiliates and all of their respective members, managers, officers, directors, shareholders, employees, agents, servants, representatives, heirs, executors, administrators, assigns, predecessors and successors in interest (all such persons and organizations are hereafter referred to as "Releasee").

                            I. AGREEMENTS OF RELEASOR

      (a) Releasor hereby settles with, reaches accord and satisfaction with, and generally releases Releasee with respect to each and every claim, cause of action, right, liability or demand of any kind arising out of Releasor's employment by Releasee which arose at any time prior to and may arise until the date this Agreement is duly executed. Such claims that are hereby released include by way of example, but not limitation:

            (i) all claims arising from Releasor's employment with Releasee and the termination thereof; and

            (ii) all employment related claims based on any federal, state, or local anti-discrimination provision, statute, ordinance, regulation, or policy (statutory or common), or legal or equitable theory including but not limited to 42 U.S.C.
                  Section 1981 et seq., the Civil Rights Act of 1964, as amended, the Pregnancy Discrimination Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act and the Equal Pay Act.

      IT IS THE INTENT OF RELEASOR TO RELEASE ALL CLAIMS DIRECTLY RELATED TO EMPLOYEE'S EMPLOYMENT WITH EMPLOYER ONLY. RELEASOR EXPRESSLY RESERVES ALL RIGHTS WITH RESPECT TO ANY NON-EMPLOYMENT RELATED CLAIMS AGAINST RELEASEE, INCLUDING, BUT NOT LIMITED TO RIGHTS ARISING UNDER THAT CERTAIN MEMBERSHIP PURCHASE AGREEMENT DATED JULY 6, 2004.

      (b) Releasor covenants not to hereafter sue or to authorize anyone else to file a lawsuit on his behalf against Releasee in respect of any claim released hereunder (except as may be necessary to enforce the terms of this Agreement or to test the knowing and voluntary nature hereof). Releasor also covenants and agrees not to induce, incite, or encourage employment related claims of any nature against Releasee.

      (c)   Releasor represents and agrees:

            (i) That he would not be entitled to the Payment if he did not sign this Agreement;

            (ii) That the foregoing Payment is the only amount which he is entitled to receive from Releasee solely as a result of his employment by Releasee, and that he hereby waives all other employment related payments or claims for payments;

            (iii) That he acknowledges and understands his continuing obligation to maintain the confidentiality of Releasee's trade secrets, confidential and proprietary information;

            (iv) That he has signed this Agreement voluntarily and of his own free will; and

            (v) That he fully understands his right to discuss this Agreement in all detail with an attorney, understands that Releasee recommends to him that he consult an attorney, and acknowledges that he has been given a reasonable period of time to consider whether he should sign the Agreement.

                           II. AGREEMENTS OF RELEASEE

      (a) Releasee will pay the Payment to Releasee in thirteen (13) substantially equal bi-weekly payments over Six (6) months (the "Severance Period") commencing on or after the eighth day after Releasor signs this Agreement upon delivery by Releasor of the signed Ratification attached hereto; and

      (b) Releasee will extend to Releasor the right to continue health insurance under the Consolidated Omnibus Budget Reconciliation Act of 1986 (COBRA).

                                  III. GENERAL

      (a) Releasor has up to twenty-one (21) days to decide whether he wants to sign this Agreement. If Releasor signs the Agreement, he will then have seven
(7) days from the day he signs the Agreement in which to revoke the Agreement. The Agreement will not become effective until he delivers a signed Ratification on or after the eighth day after he signs the Agreement.

      (b) The provisions of this Agreement are fully severable, and, if any provision of the Agreement is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

      (c) This Agreement constitutes the full and entire agreement between the parties hereto, and fully supersedes all prior agreements and understandings between the parties hereto relating to this subject matter.

      Submitted this ____ day of ________, 200___.

                                               GEKKO BRANDS, LLC

                                               By:_____________________________

                                               Title:___________________________

________________________              ___________________________________(L.S.)

Date Accepted                                        Signature of Releasor

                                  RATIFICATION

      Releasor, [employee's name], hereby swears that Releasor was given up to twenty-one (21) days to decide whether to sign the Release of All Employment Related Claims (hereinafter "Agreement"). Releasor signed the Agreement at least seven (7) days ago and has not revoked the Agreement. Accordingly, upon receipt of the Payment as described within the Agreement, Releasor acknowledges being fully bound by all provisions of the Agreement.

_________________                           ______________________________(L.S.)
Date                                                 Signature of Releasor